UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2013.

ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

I.           Bonus Plan.

On May 24, 2013, the Compensation Committee of the Board of Directors (the "Compensation Committee") of ALCO Stores, Inc. (the "Company") met and approved a new comprehensive incentive bonus plan (the “Bonus Plan”) for certain employees of the Company for fiscal year 2014 and continuing until future action of the Compensation Committee terminates the Bonus Plan. The Bonus Plan provides certain employees of the Company a bonus equal to a certain percentage of an individual's salary based upon the Company's Return on Equity (as that term is defined in the Bonus Plan) for the applicable fiscal year. The Bonus Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

II.           Executive Officer Base Salary Increases.

On May 24, 2013, the Compensation Committee of the Company met and approved (i) an increase of the base salary of Wayne S. Peterson, Senior Vice President-Chief Financial Officer (“Peterson”); and (ii) an increase of the base salary of Brent Streit, Senior Vice President-Marketing and Ecommerce (“Streit”) in recognition of each Peterson and Streit’s performance and efforts that have exceeded the expectations of the Company.

Effective as of June 1, 2013, Peterson's base salary is increased from $265,000 to $275,000 and Streit's base salary is increased from $171,872 to $180,000. All other terms and conditions of each Peterson and Streit's current Employment Agreements with the Company remain unchanged.

III.           Appointment of New Executive Officer.

Effective as of May 24, 2013, the Company executed an Employment Agreement, attached hereto as Exhibit 99.2 and incorporated into this Item 5.02 by reference, related to the promotion and appointment of Ricardo A. Clemente ("Clemente") as the Company's new Senior Vice President of Stores and Human Resources.

 Under the Employment Agreement, Clemente is an “at-will” employee of the Company. Clemente begins his position as the Company's new Senior Vice President of Stores and Human Resources as of May 24, 2013 and continues until such employment is terminated by either party under Article V of the Employment Agreement.   Under the Employment Agreement, Clemente is to be paid a base salary of $190,000 effective as of May 24, 2013.  Clemente is also eligible for a bonus under any bonus plans adopted by the Company's Compensation Committee.  The Employment Agreement further provides customary benefits and vacation features. Clemente is also granted certain stock options under the terms of his Employment Agreement, which are further described in Section IV of this Item 5.02.

The Company issued a press release announcing the promotion of Clemente on May 30, 2013.  A copy of the press release is furnished herewith as Exhibit 99.3, and is incorporated into this Item 5.02 herein by reference.

 Clemente, age 40, joined the Company in 2011 and previously held the title of Vice President of Human Resources and Director of Stores. Before joining the Company, Clemente was employed by Cricket Communications from 2009-2011 as the National Retail Field Operations Manager, from 2008-2009 Clemente worked as a District Manager for Circuit City, and from 2000-2008 Clemente working in various leadership roles at Best Buy, including the role of District Manager.

Other than arrangements or understandings with directors and officers of the Company acting solely in their capacity as such, there are no arrangements or understandings between Clemente and any other persons naming Clemente as an officer.  There are no familial relationships between Clemente and any other officer or director of the Company. Except for the employment agreement entered into between the Company and Clemente effective as of May 24, 2013, since May 24, 2013, Clemente, nor any immediate family member of Clemente, has been a party to any transaction or currently proposed transaction in which the Company was or is a participant and the amount exceeds $120,000, and in which Clemente or any immediate family member had or will have a direct or indirect material interest.

IV.           Issuance of New Stock Options and Restricted Stock to Employees.

At the of May 24, 2013 Compensation Committee meeting, the Compensation Committee approved and granted certain equity compensation under the Company’s 2012 Equity Incentive Plan. Pursuant to these awards, the Company executed both a Time Based Incentive Stock Option Agreement ("Time Option Agreement") and a Restricted Stock Agreement with each Wilson, Peterson, Canfield, Streit and Clemente (collectively, the "Incentive Agreements"), which are all incorporated into this Item 5.02 by reference. The amount of stock options and restricted stock granted to each executive officer is set forth in the table below.

Officer Name	Restricted Stock	Time Based Options
Richard E. Wilson	5,000	15,000
Wayne S. Peterson	2,500	7,500
Tom L. Canfield, Jr.	2,500	7,500
Brent A. Streit	2,500	7,500
Ricardo A. Clemente	2,500	7,500

Under the terms of the Time Option Agreements, each executive officer is granted the right to buy shares of the Company's common stock at a price equal to $9.31 per share. The grant date of the options is May 24, 2013. The aforementioned options vest in four equal annual installments beginning May 24, 2014; provided, however, the options shall vest immediately upon a Change of Control (as defined in the Company’s 2012 Equity Incentive Plan filed with the Company’s proxy statement on Form DEF 14A on June 8, 2012). The options shall expire ten years from the grant date.

Under the terms of the Restricted Stock Agreements, each executive officer is granted restricted stock in the Company that converts to shares of common stock of the Company upon vesting. The grant date of the restricted stock is May 24, 2013. The aforementioned shares of restricted stock vest in four equal annual installments beginning May 24, 2014; provided, however, the restricted stock shall vest immediately upon a Change of Control (as defined in the Company’s 2012 Equity Incentive Plan).

V.           Issuance of Stock Options to Chairman of the Board of Directors.

At the May 24, 2013 meeting of the Compensation Committee of the Company’s Board of Directors, the Compensation Committee approved an award of 25,000 stock options to Royce Winsten, the Chairman of the Board of Directors, in recognition of Mr. Winsten’s performance above and beyond the expectations of the Committee and the Company. The grant date of such options shall be June 28, 2013, which is the date that all disinterested directors of the Company receive annual stock option awards in consideration of each director’s service to the Company under the Company’s Independent Director Compensation Plan. The options granted to Mr. Winsten shall have a price equal to the Fair Market Value (as that term is defined in the Company’s Amended and Restated Non-Qualified Stock Option Plan for Non-Management Directors filed as part of the Company’s proxy statement on Form DEF 14A on May 14, 2008) (the “Director Option Plan”) of such stock on the grant date. The options shall vest in four equal installments beginning on June 28, 2014; provided, however, such options shall immediately vest upon a Change of Control (as that term is defined in the Director Option Plan). The options granted to Mr. Winsten shall expire five years from the grant date.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 5.02 is incorporated herein by reference, in its entirety, into this Item 7.01.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is the Bonus Plan effective as of May 24, 2013. Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is an Employment Agreement between the Company and Clemente effective as of May 24, 2013. Attached as Exhibit 99.3 is a press release dated May 30, 2013 furnished solely for the purpose of incorporation by reference into Items 5.02 and 7.01. Attached as Exhibit 99.4, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Wilson dated May 24, 2013.  Attached as Exhibit 99.5, and incorporated into this Item 7.01 by reference, is a Restricted Stock Agreement between the Company and Wilson dated May 24, 2013.  Attached as Exhibit 99.6, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Peterson dated May 24, 2013.  Attached as Exhibit 99.7, and incorporated into this Item 7.01 by reference, is a Restricted Stock Agreement between the Company and Peterson dated May 24, 2013.  Attached as Exhibit 99.8, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Canfield dated May 24, 2013.  Attached as Exhibit 99.9, and incorporated into this Item 7.01 by reference, is a Restricted Stock Agreement between the Company and Canfield dated May 24, 2013.  Attached as Exhibit 99.10, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Streit dated May 24, 2013.  Attached as Exhibit 99.11, and incorporated into this Item 7.01 by reference, is a Restricted Stock Agreement between the Company and Streit dated May 24, 2013.  Attached as Exhibit 99.12, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Clemente dated May 24, 2013.  Attached as Exhibit 99.13, and incorporated into this Item 7.01 by reference, is a Restricted Stock Agreement between the Company and Clemente dated May 24, 2013.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description
99.1	Bonus Plan approved May 24, 2013.
99.2	Employment Agreement between the Company and Clemente effective as of May 24, 2013.
99.3	Press Release dated May 30, 2013 furnished solely for the purpose of incorporation by reference into Items 5.02 and 7.01.
99.4	Time Based Incentive Stock Option Agreement entered into between the Company and Wilson dated May 24, 2013.
99.5	Restricted Stock Agreement entered into between the Company and Wilson dated May 24, 2013.
99.6	Time Based Incentive Stock Option Agreement entered into between the Company and Peterson dated May 24, 2013.
99.7	Restricted Stock Agreement entered into between the Company and Peterson dated May 24, 2013.
99.8	Time Based Incentive Stock Option Agreement entered into between the Company and Canfield dated May 24, 2013.
99.9	Restricted Stock Agreement entered into between the Company and Canfield dated May 24, 2013.
99.10	Time Based Incentive Stock Option Agreement entered into between the Company and Streit dated May 24, 2013.
99.11	Restricted Stock Agreement entered into between the Company and Streit dated May 24, 2013.
99.12	Time Based Incentive Stock Option Agreement entered into between the Company and Clemente dated May 24, 2013.
99.13	Restricted Stock Agreement entered into between the Company and Clemente dated May 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2013	ALCO STORES, INC. By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Bonus Plan approved May 24, 2013.
99.2	Employment Agreement between the Company and Clemente effective as of May 24, 2013.
99.3	Press Release dated May 30, 2013 furnished solely for the purpose of incorporation by reference into Items 5.02 and 7.01.
99.4	Time Based Incentive Stock Option Agreement entered into between the Company and Wilson dated May 24, 2013.
99.5	Restricted Stock Agreement entered into between the Company and Wilson dated May 24, 2013.
99.6	Time Based Incentive Stock Option Agreement entered into between the Company and Peterson dated May 24, 2013.
99.7	Restricted Stock Agreement entered into between the Company and Peterson dated May 24, 2013.
99.8	Time Based Incentive Stock Option Agreement entered into between the Company and Canfield dated May 24, 2013.
99.9	Restricted Stock Agreement entered into between the Company and Canfield dated May 24, 2013.
99.10	Time Based Incentive Stock Option Agreement entered into between the Company and Streit dated May 24, 2013.
99.11	Restricted Stock Agreement entered into between the Company and Streit dated May 24, 2013.
99.12	Time Based Incentive Stock Option Agreement entered into between the Company and Clemente dated May 24, 2013.
99.13	Restricted Stock Agreement entered into between the Company and Clemente dated May 24, 2013.